                               POWER OF ATTORNEY

      The undersigned constitutes and appoints Dominick DeChiara, Brad Vaiana,
David Sakowitz, Kyle Gann, Bradley Simon, and Jeremy Chang or any of them acting singly, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to:

      1.    prepare, sign, and submit to the Securities and Exchange Commission
(the "SEC") on its Electronic Data Gathering, Analysis, and Retrieval Filer
Management website a Form ID application, including any amendments and exhibits thereto, and any other related documents as may be necessary or appropriate, to obtain from the SEC access codes to permit filing on the SEC's EDGAR system, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done as required by any rule or regulation of the SEC and the EDGAR Filer Manual as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof;
and

      2.    sign any and all SEC statements of beneficial ownership of securities of DTRT Health Acquisition Corp. (the "Company") on Schedule 13D as
required under Section 13 and Forms 3, 4 and 5 as required under Section 16(a)
of the Securities Exchange Act of 1934, as amended, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, the Company and any stock exchange on which any of the Company's securities are listed, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done under said Section 13 and
Section 16(a), as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-
in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

      A copy of this power of attorney shall be filed with the SEC.  The authorization set forth above shall continue in full force and effect until the undersigned revokes such authorization by written instructions to the attorneys-
in-fact.

      The authority granted hereby shall in no event be deemed to impose or create any duty on behalf of the attorneys-in-fact with respect to the undersigned's obligations to file a Form ID, Schedule 13Ds and Forms 3, 4 and 5 with the SEC.

Dated: June 1, 2021

                                        DTRT Health Acquisition Corp.

                                        By: /s/ Arion Robbins
                                           -------------------------------------
                                           Name:  Arion Robbins
                                           Title: Chief Operating Officer

                               POWER OF ATTORNEY

     The undersigned constitutes and appoints Dominick P. DeChiara, David
Sakowitz, Kyle Gann, Ben Smolij and Jaewon Chang, or any of them acting singly, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to:

     1.   prepare, sign, and submit to the Securities and Exchange Commission
(the "SEC") on its Electronic Data Gathering, Analysis, and Retrieval Filer
Management website a Form ID application, including any amendments and exhibits thereto, and any other related documents as may be necessary or appropriate, to obtain from the SEC access codes to permit filing on the SEC's EDGAR system, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done as required by any rule or regulation of the SEC and the EDGAR Filer Manual as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof;
and

     2.   sign any and all SEC statements of beneficial ownership of securities of Ark Sponsors LLC (the "Company") on Schedule 13D as required under Section 13 and Forms 3, 4 and 5 as required under Section 16(a) of the Securities Exchange
Act of 1934, as amended, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, the Company and any stock exchange on which any of the Company's securities are listed, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done under said Section 13 and Section 16(a), as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys- in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

     A copy of this power of attorney shall be filed with the SEC.  The authorization set forth above shall continue in full force and effect until the undersigned revokes such authorization by written instructions to the attorneys-
in-fact.

     The authority granted hereby shall in no event be deemed to impose or create any duty on behalf of the attorneys-in-fact with respect to the undersigned's obligations to file a Form ID, Schedule 13Ds and Forms 3, 4 and 5 with the SEC.

Dated: June 17, 2021

                            [Signature page follows]

                            DTRT HEALTH SPONSOR LLC, a Delaware limited
                            liability company

                            By: DTRT Health Sponsor Manager LLC, its sole member

                            By:  /s/ Mark Heaney
                                 -----------------------------------------------
                                 Name:  Mark Heaney
                                 Title: Manager